ACCOUNTS RECEIVABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Accounts Receivable and Other

	As of December 31,
US$ MILLIONS	2025	2024
Current:
Accounts receivable(1)	$757	$648
Finance lease receivables	126	108
Prepayments & other assets	45	30
Total current	$928	$786

Non-current:
Finance lease receivables	$1,413	$1,315
Restricted cash(2)	107	79
Other assets	168	155
Total non-current	$1,688	$1,549

(1)Includes $242 million (2024: $200 million) receivable from one customer. Please refer to Note 17 for revenues attributable to this customer.
(2)Restricted cash primarily relates to our company’s financing arrangements, including debt service accounts. Cash that becomes unrestricted within one year of the reporting date is classified as cash and cash equivalents.